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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 17, 2002

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

           TEXAS                        1-31447                 74-0694415
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


            1111 LOUISIANA
            HOUSTON, TEXAS                                        77002
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (713) 207-3000

                         ------------------------------




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ITEM 5.  OTHER EVENTS.

ANNOUNCEMENT OF THIRD QUARTER 2002 RESULTS

         On October 17, 2002, CenterPoint Energy, Inc. ("CenterPoint Energy") reported third quarter 2002 earnings. For additional information regarding CenterPoint Energy's third quarter 2002 earnings, please refer to CenterPoint Energy's press release attached to this report as Exhibit 99.1 (the "Press Release"), which Press Release, other than the information therein under the caption "Outlook for 2002 and 2003," is incorporated by reference herein.

MANAGEMENT CONFERENCE CALL

         On October 17, 2002, executives of CenterPoint Energy spoke to the public, as well as various members of the financial and investment community in Houston, Texas regarding CenterPoint Energy's third quarter 2002 results. A replay of this presentation has been made available on CenterPoint Energy's web site found at www.centerpointenergy.com in the Investor Relations section and will be archived for 14 days after the event. In addition, a replay of the presentation can be accessed until October 24, 2002, 6 p.m. Houston time, by calling (800) 642-1687 (Conference I.D. 6018429).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

           (c)      Exhibits.

           The following exhibit is filed herewith:

           99.1 Press Release issued October 17, 2002 regarding CenterPoint Energy's third quarter 2002 earnings.

ITEM 9.  REGULATION FD DISCLOSURE.

         CenterPoint Energy incorporates by reference into this Item 9 the information in the Press Release under the caption "Outlook for 2002 and 2003." The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by CenterPoint Energy under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by CenterPoint Energy, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of CenterPoint Energy or any of its affiliates.

FORWARD-LOOKING STATEMENTS

         Some of the statements in the press release incorporated by reference herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied by these statements. In some cases, you can identify our forward-looking statements by the words "anticipates," "believes," "continue," "could," "estimates," "expects," "forecast," "goal," "intends," "may," "objective," "plans," "potential," "predicts," "projection," "should," "will," or other similar words.

         We have based our forward-looking statements on our management's beliefs and assumptions based on information available at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions and projections about future events may and often do vary materially from actual results. Therefore, actual results may differ materially from those expressed or implied by our forward-looking statements. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to update or revise publicly any forward-looking statements.

         The following list identifies some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements:


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o    state, federal and international legislative and regulatory actions or developments, including deregulation, re-regulation and restructuring of the electric utility industry, changes in or application of laws or regulations applicable to other aspects of our business and actions with respect to, among other things:

     o  approval of stranded costs;

     o  allowed rates of return;

     o  rate structures;

     o  recovery of investments; and

     o  operation and construction of facilities;

o    non-payment for our services due to financial distress of our customers;

o    the successful and timely completion of our capital projects;

o industrial, commercial and residential growth in our service territory and changes in market demand and demographic patterns;

o    changes in business strategy or development plans;

o    unanticipated changes in interest rates or rates of inflation;

o    unanticipated changes in operating expenses and capital expenditures;

o    weather variations and other natural phenomena;

o commercial bank and financial market conditions, our access to capital, the cost of such capital, receipt of certain approvals under the 1935 Act and the results of our financing and refinancing efforts, including availability of funds in the debt capital markets;

o    actions by rating agencies;

o    legal and administrative proceedings and settlements;

o    changes in tax laws;

o significant changes in our relationship with our employees, including the availability of qualified personnel and the potential adverse effects if labor disputes or grievances were to occur;

o    significant changes in critical accounting policies material to us;

o acts of terrorism or war, including any direct or indirect effect on our business resulting from terrorist attacks such as occurred on September 11, 2001 or any similar incidents or responses to those incidents;

o    the availability and price of insurance;

o the outcome of the pending securities lawsuits against Reliant Energy, Incorporated and Reliant Resources, Inc.;

o the outcome of the SEC investigation relating to the treatment in our consolidated financial statements of certain activities of Reliant Resources, Inc.;


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o    the reliability of the systems, procedures and other infrastructure necessary to operate the retail electric business in our service territory, including the systems owned and operated by the independent system operator in the Electric Reliability Council of Texas, Inc.;

o political, legal, regulatory and economic conditions and developments in the United States; and

o    other factors discussed in our filings with the SEC.







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CENTERPOINT ENERGY, INC.



    Date:  October 17, 2002               By: /s/ James S. Brian
                                              ----------------------------------
                                              James S. Brian
                                              Senior Vice President and
                                              Chief Accounting Officer





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                                  EXHIBIT INDEX

EXHIBIT
NUMBER      EXHIBIT DESCRIPTION
-------     -------------------
99.1        Press Release issued October 17, 2002 regarding CenterPoint Energy's third quarter 2002 earnings.








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